CURRENT REPORT OF MATERIAL EVENTS OR CORPORATE CHANGES

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 16, 2006

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)



Delaware                            0-15658                           47-0210602
(State or other                (Commission File                    (IRS employer
jurisdiction of incorporation)      Number)                  Identification No.)

  1025 Eldorado Blvd., Broomfield, Colorado                                80021
   (Address of principal executive offices)                           (Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[    ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[    ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
        Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
        Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The following supplements the information included in the Level 3
Communications, Inc. Form 8-K filed with the Securities and Exchange Commission (the "SEC") on October 17, 2006, regarding the entry into a material definitive agreement by Level 3 Communications, Inc. on October 16, 2006.

On November 21, 2006, Level 3 Communications, Inc., a Delaware corporation ("Parent"), Level 3 Services, LLC, a Delaware limited liability company and a direct wholly owned Subsidiary of Parent ("Merger Sub"), Level 3 Colorado, Inc., a Delaware corporation and a direct wholly owned Subsidiary of Parent ("Sister Subsidiary"), and Broadwing Corporation, a Delaware corporation ("Broadwing") entered into an amendment (the "Amendment") to that certain Agreement and Plan of Merger, dated as of October 16, 2006 (the "Merger Agreement"), among Parent, Merger Sub, Sister Subsidiary and Broadwing.

The Amendment was entered into to add representations, warranties and covenants of Sister Subsidiary and to increase the size of the aggregate bonus pool for Broadwing's special bonus plan to $6.4 million for special bonuses to employees of Broadwing or its subsidiaries

Parent has filed a composite copy of the Merger Agreement as exhibit 2.1 to its Registration Statement on Form S-4 (file number 333-138462). A copy of the composite Merger Agreement is incorporated by reference in this Form 8-K as
Exhibit 10.1. The foregoing description of the Amendment as incorporated into the composite copy of the Merger Agreement, is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement has been included to provide investors with information regarding its terms. Except for its status as the contractual document that establishes and governs the legal relations among the parties thereto with respect to the transactions described above, the Merger Agreement is not intended to be a source of factual, business or operational information about the parties.

As described above and in the Form 8-K as originally filed with the SEC on October 17, 2006, the Merger Agreement contains representations and warranties that Parent and Broadwing made to each other as of the date of the Merger Agreement or other specific dates, and such representations and warranties should not be relied upon by any other person. The assertions embodied in those representations and warranties were made solely for purposes of the contract between Parent and Broadwing and are subject to important qualifications and limitations agreed to by Parent and Broadwing in connection with negotiating the Merger Agreement. Accordingly, you should not rely on the representations and warranties as accurate or complete or characterizations of the actual state of facts as of any specified date since they are modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk between Parent and Broadwing rather than establishing matters as facts.

Item 9.01.  Financial Statements and Exhibits

          (a)  Financial Statements of Business Acquired

                  None

          (b)  Pro Forma Financial Information

                  None

          (c)  Shell Company Transactions

                  None

          (d)  Exhibits

               10.1 Agreement and Plan of Merger, dated as of October 16, 2006, as Amended by the First Amendment to Agreement and Plan of Merger Dated as of November 21, 2006, among Level 3 Communications, Inc., Level 3 Services, LLC, Level 3 Colorado, LLC and Broadwing Corporation (attached as Annex A to the proxy statement/prospectus included in the registrant's Registration Statement on Form S-4 (333-138462) (Incorporated by reference to Exhibit 2.1 to the Registrant's Registration Statement on Form S-4 (333-138462)).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         Level 3 Communications, Inc.

                                         By:     /s/ Neil J. Eckstein
                                         Neil J. Eckstein, Senior Vice President

Date:  November 27, 2006